o 652 PA-1

                         SUPPLEMENT DATED APRIL 1, 2003
                              TO THE PROSPECTUS OF
              FRANKLIN TEMPLETON NON-U.S. DYNAMIC CORE EQUITY FUND
                               Dated April 1, 2003

The Prospectus is amended by replacing the "MANAGEMENT" section with the following:

[Insert graphic of briefcase] MANAGEMENT
------------------

       Franklin Templeton Asset Strategies, LLC. (Asset Strategies), 500 E. Broward Blvd., Fort Lauderdale, Florida 33394-3091 is the Fund's investment manager. Together, Asset Strategies and its affiliates manage over $254 billion in assets as of February 28, 2003.

       Under separate agreements with Asset Strategies, Fiduciary International, Inc. (Fiduciary), 600 5th Avenue, New York, New York 10020, and Templeton Investment Counsel, LLC (Templeton), 500 East Broward Blvd., Ft. Lauderdale, FL 33394, indirect subsidiaries of Franklin Resources, Inc., are the Fund's sub-advisors. Fiduciary provides Asset Strategies with investment management advice and assistance with respect to the growth strategy component and Templeton provides investment management advice and assistance with respect to the value strategy component.

       The lead portfolio manager for the value strategy component of the Fund's portfolio is:

       GARY P. MOTYL, PRESIDENT OF TEMPLETON
       Mr. Motyl has been a manager of the Fund since inception. He joined Franklin Templeton Investments in 1981.

       The  following   individuals   have  secondary portfolio management
       responsibilities:

       ANTONIO T. DOCAL, CFA, PORTFOLIO MANAGER OF TEMPLETON

       Mr. Docal has been a manager of the Fund since inception. He joined Franklin Templeton Investments in 2001. Previously, he was a Director and Portfolio Manager at Evergreen Funds in Boston, Massachusetts.

       WILLIAM T. HOWARD, JR., CFA, SENIOR VICE PRESIDENT OF TEMPLETON
       Mr. Howard has been a manager of the Fund since inception. He joined Franklin Templeton Investments in 1993.

       TINA HELLMER, CFA, PORTFOLIO MANAGER OF TEMPLETON
       Ms. Hellmer has been a manager of the Fund since inception. She joined Franklin Templeton Investments in 1997.

       The team responsible for the growth strategy component of the Fund's portfolio is:

       SHEILA HARTNETT-DEVLIN, CFA, EXECUTIVE VICE PRESIDENT OF FIDUCIARY
       Ms. Hartnett-Devlin has been a manager of the Fund since inception. She joined Fiduciary in 1978.

       JOHN P. REMMERT, SENIOR VICE PRESIDENT OF FIDUCIARY
       Mr. Remmert has been a manager of the Fund since inception. Prior to joining Fiduciary in 2001, Mr. Remmert was with Citibank Global Asset Management.

       The Fund pays Asset Strategies a fee for managing the Fund's assets. The fee is equal to an annual rate of 0.80% of the Fund's average daily net assets.

               Please keep this supplement for future reference






o 652 SAA-1

                         SUPPLEMENT DATED APRIL 1, 2003
                               TO THE STATEMENT OF
                            ADDITIONAL INFORMATION OF
                               FRANKLIN TEMPLETON
                        NON-U.S. DYNAMIC CORE EQUITY FUND
                               dated April 1, 2003


The Statement of Additional Information is amended as follows:

The first paragraph section under "Management and Other Services" on page 16 is replaced with the following:

 Manager and Services provided The Fund's manager is Franklin Templeton Asset Strategies, LLC (Asset Strategies). The Manager is an indirect, wholly owned subsidiary of Resources, a publicly owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson and Rupert H. Johnson, Jr. are the principal shareholders of Resources.

                Please keep this supplement for future reference